UNITED STATES
		       SECURITIES AND EXCHANGE COMMISSION
			     Washington D. C. 20549

				    Form 8-K

		Current Report Pursuant to Section 13 or 15(d) of
		       The Securities Exchange Act of 1934


	Date of Report (Date of earliest event reported):  March 25, 1998

		      NORWEST ASSET SECURITIES CORPORATION
	     Mortgage Pass-Through Certificates, Series 1998-5 Trust (Exact name of registrant as specified in its charter)

New York (governing law of          333-45021-01            52-2084370
Pooling and Servicing Agreement)    (Commission             52-2084369
(State or other                     File Number)            (I.R.S. Employer
jurisdiction                                                 Identification No.)



       c/o Norwest Bank Minnesota, N.A.
       7485 New Horizon Way
       Frederick, Maryland                                   21703
       (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code:  (301) 696-7900



	  Former name or former address, if changed since last report)


ITEM 5.  Other Events

On March 25, 1998 a distribution was made to holders of NORWEST ASSET SECURITIES CORPORATION, Mortgage Pass-Through Certificates, Series 1998-5 Trust.



  ITEM 7.  Financial Statements and Exhibits

	(c)  Exhibits furnished in accordance with Item 601(a) of Regulation S-K

	     Exhibit Number                      Description

	     EX-99.1 Monthly report distributed to holders of Mortgage Pass-Through Certificates, Series 1998-5 Trust,
			      relating to the March 25, 1998 distribution.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



		       NORWEST ASSET SECURITIES CORPORATION
	      Mortgage Pass-Through Certificates, Series 1998-5 Trust

	  By:   Norwest Bank Minnesota, N.A., as Master Servicer
	  By:   /s/ Sherri J. Sharps, Vice President
	  By:   Sherri J. Sharps, Vice President
	  Date: 4/07/98


				INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1        Monthly report distributed to holders of Mortgage Pass-Through
		Certificates, Series 1998-5 Trust, relating to the March 25,
		1998 distribution.